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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO.1

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 1, 1998
                                                         ---------------

                       INVESTORS FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                       0-26996               04-3279817
           ---------                       -------               ----------
(State or other jurisdiction of    (Commission file number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)


     200 Clarendon Street, Boston, MA                 02116
     --------------------------------                 -----
     (Address of principal executive offices)       (Zip Code)



Registrant's telephone number including area code: (617) 330-6700
                                                   --------------


                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)



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The undersigned registrant hereby amends and restates Item 7 of its Current
Report on Form 8-K dated October 16, 1998 to read in its entirety as follows:

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.

               The undersigned registrant is unable to file the financial information required by Item 7(a) of Form 8-K at this time and is excluding the required information in reliance on Rule 12b-21 promulgated under the Securities Exchange Act of 1934. The information required to compile the financial statements rests peculiarly within the knowledge of an unaffiliated third party and is not known or reasonably available to the registrant at this time. Although the registrant has made every reasonable effort on a timely basis to obtain the necessary information from such third party, the registrant has no means to control the unaffiliated third party. While the unaffiliated third party has provided limited information to the registrant, the unaffiliated third party has reported that other necessary information is not readily available to it and that it is working to obtain such information. As soon as is practicable after receipt of the necessary information from the unaffiliated third party, the registrant will file the financial information required by Item
               7(a) of Form 8-K.

          (b)  Unaudited Pro Forma Combined Financial Information.

               The undersigned registrant is unable to file the financial information required by Item 7(b) of Form 8-K at this time and is excluding the required information in reliance on Rule 12b-21 promulgated under the Securities Exchange Act of 1934. The information required to compile the financial statements rests peculiarly within the knowledge of an unaffiliated third party and is not known or reasonably available to the registrant at this time. Although the registrant has made every reasonable effort on a timely basis to obtain the necessary information from such third party, the registrant has no means to control the unaffiliated third party. While the unaffiliated third party has provided limited information to the registrant, the unaffiliated third party has reported that other necessary information is not readily available to it and that it is working to obtain such information. As soon as is practicable after receipt of the necessary information from the unaffiliated third party, the registrant will file the financial information required by Item
               7(b) of Form 8-K.

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          (c)  Exhibits.

               2.1 Purchase and Sale Agreement, dated as of July 17, 1998, by and between BankBoston, N.A. and Investors Bank & Trust
                    Company.

                    Incorporated by reference to the Registrant's Form 8-K (File
                    No. 000-26996) filed with the Securities and Exchange
                    Commission on August 19, 1998.

               99.1 Press Release of the Registrant, dated July 20, 1998.

                    Incorporated by reference to the Registrant's Form 8-K (File
                    No. 000-26996) filed with the Securities and Exchange
                    Commission on July 20, 1998.

               99.2 Press Release of the Registrant, dated October 1, 1998.

                    Incorporated by reference to the Registrant's Form 8-K (File
                    No. 000-26996) filed with the Securities and Exchange
                    Commission on October 16, 1998.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  INVESTORS FINANCIAL SERVICES CORP.



                                  By:  /s/Kevin J. Sheehan
                                       -------------------
                                       Kevin J. Sheehan
                                       President, Chief Executive Officer and
                                       Chairman of the Board



Dated:  December 15, 1998

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                                 EXHIBIT INDEX


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

Exhibit No.                          Description
-----------                          -----------

2.1 Purchase and Sale Agreement, dated as of July 17, 1998, by and between BankBoston, N.A. and Investors Bank & Trust Company.

               Incorporated by reference to the Registrant's Form 8-K (File No.
               000-26996) filed with the Securities and Exchange Commission on August 19, 1998.

99.1           Press Release of the Registrant, dated July 20, 1998.

               Incorporated by reference to the Registrant's Form 8-K (File No.
               000-26996) filed with the Securities and Exchange Commission on July 20, 1998.

99.2           Press Release of the Registrant, dated October 1, 1998.

               Incorporated by reference to the Registrant's Form 8-K (File No.
               000-26996) filed with the Securities and Exchange Commission on October 16, 1998.



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